UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2018

Ares Management, L.P.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36429 (Commission File Number)	80-0962035 (IRS Employer Identification No.)

2000 Avenue of the Stars, 12th Floor Los Angeles, CA	90067
(Address of principal executive offices)	(Zip Code)

(310) 201-4100

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed, pursuant to an underwriting agreement, dated as of March 7, 2018 (the “Underwriting Agreement”), between Ares Management, L.P. (the “Company”), Ares Management GP LLC, the general partner of the Company (the “General Partner”), Ares Holdings L.P., Ares Offshore Holdings L.P., Ares Investments L.P., Ares Holdco LLC, AOF Holdco LLC, AI Holdco LLC and AREC Holdings Ltd. (the “Selling Shareholder”) and Wells Fargo Securities, LLC, Morgan Stanley & Co. LLC and Credit Suisse Securities (USA) LLC, as representatives of the underwriters (collectively, the “Underwriters”) for (i) the Company to issue and sell 5,000,000 of the Company’s common shares (the “Primary Common Shares”) and (ii) the Selling Shareholder to sell 10,000,000 of the Company’s Common Shares (“Secondary Common Shares”), the Selling Shareholder granted the Underwriters an option to purchase up to an additional 2,250,000 Common Shares.  The Underwriters elected to purchase an additional 1,130,000 Common Shares from the Selling Shareholder (the “Option Shares” and, together with the Primary Common Shares and the Secondary Common Shares, the “Common Shares”) pursuant to a partial exercise of the option, which is expected to close on April 11, 2018.

The Option Shares will be offered pursuant to a shelf registration statement on Form S-3 filed with the Securities and Exchange Commission on February 27, 2017 (Registration No. 333-216251), a base prospectus, dated February 27, 2017, included as part of the registration statement and a prospectus supplement, dated March 7, 2018 and filed with the Securities and Exchange Commission on March 7, 2018.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following document is attached as an exhibit to this Current Report on Form 8-K:

Exhibit Number	Description
5.1	Opinion of Proskauer Rose LLP regarding the validity of the Common Shares

23.1	Consent of Proskauer Rose LLP (included in Exhibit 5.1)

EXHIBIT INDEX

Exhibit Number	Description
5.1	Opinion of Proskauer Rose LLP regarding the validity of the Common Shares

23.1	Consent of Proskauer Rose LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARES MANAGEMENT, L.P.

	By:	Ares Management GP LLC, its general partner

Date: April 9, 2018	By:	/s/ Michael R. McFerran
		Name:	Michael R. McFerran

		Title:	Partner, Chief Financial Officer & Chief Operating Officer